November 20, 1998

Dear Fellow Shareholders:

    1998 has turned out to be a very tumultuous year for stocks around the world. Asian and other international markets have been under siege most of the year due to financial and economic woes. The international crisis has also affected our markets and especially small-cap stocks. The chart below shows market drops and recoveries from July 1998 through October 1998.

                          Percentage Decrease     Percentage Increase
                           from Index High         from Index Low
                         -------------------     -------------------
    Dow Jones
Industrial Average           19.26%                  13.97%

    S&P 500 Index
(Large Company Index)        19.19%                  15.06%

 Russell 2000 Index
(Small Company Index)        33.08%                  21.88%


        This type of volatility is extreme when compared to market history, not only due to its severity, but also the short duration in which it occurred. The recovery has been as impressive as the fall. It is reminiscent of the 1987 market crash when stocks fell precipitously in one day and recovered shortly thereafter. Bear markets seem to last only days or months not years which was the past trend. As highlighted in the above table, the volatility of small-cap stocks as tracked by the Russell 2000 Index versus large-cap stocks speaks to the increased risks associated with investments in smaller companies.

        Returns for Nicholas II and comparable indexes can be seen in the chart below for the periods ended September 30, 1998.

                                                         Average Annual Total Return*
                                                       ----------------------------------------
                                         9 Months      1 Year    3 Years    5 Years    10 Years
                                       --------------  ------    -------    -------    --------
     Nicholas II
       (Distributions Reinvested).         (5.85)%    (1.66)%    17.21%    15.76%      13.51%
     Mid-Cap Funds**
       (Distributions Reinvested)..        (9.17)%   (11.95)%     9.34%    10.86%      13.70%
     S&P 400 Mid-Cap Index
       (Dividends Reinvested)......        (7.06)%    (6.29)%    14.11%    13.67%      16.67%
     Russell 2000 Index
       (Dividends Reinvested)......       (16.21)%   (19.02)%     6.86%     9.10%      11.15%
     Consumer Price Index..........         1.05%      1.43%      2.21%     2.43%       3.18%
     Ending value of $10,000
       invested in Nicholas II
       (Distributions Reinvested)..       $ 9,415    $ 9,834    $16,103   $20,791    $35,511

     Nicholas II mainly invests in small to mid-sized companies.
Therefore, comparisons are most effective when made to similar indices. Nicholas II's returns for both the short and long term periods have been excellent when compared to these similar indices. In fact, according to Lipper Analytical Services Nicholas II finished in the top 11%, 4%, 10% and top half of performance for the 1, 3, 5 and 10 year periods ended September 30, 1998, respectively for mid-cap funds. The Fund's performance year-to-date has been driven by stocks in the health care products area, specialty retail and business service sectors. Areas that hurt the Fund's performance include: healthcare services, where medicare reimbursement is a concern; financials, due to concerns over the international financial crisis; and companies which are perceived to be cyclical due to recessionary fears. Also, companies with exposure to international markets have been hit by the depression overseas.

     During the depths of the market in August and September, we were able to buy some great companies at favorable prices. Some of these companies we already owned and some were new to the Fund. As investment managers we sometimes welcome these severe corrections which create buying opportunities for the long-term.

     We are still amazed however by the performance and valuation differentials between large and small companies. Year-to-date as of October 31, 1998 the Russell 2000 is 27.42 percentage points behind the S&P 500 index even after the S&P 500 outperformed the Russell 2000 in 1997 by 10.99 percentage points. This performance differential has caused large company valuations to be significantly higher relative to small companies. Therefore, we feel the place to be and where the values reside is in small and mid sized-companies.

     As always, we appreciate your continued support, especially considering the emotional rollercoaster ride the market has taken during 1998.

                                                      Sincerely,



                                                  /S/ David O. Nicholas
                                                  ---------------------
                                                      David O. Nicholas
                                                      Portfolio Manager

      *Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

     **Based on Lipper Investment objective performance summary for all mid-cap funds followed by Lipper Analytical Services, Inc. Based on total returns, Lipper ranked Nicholas II 31 out of 298, 7 out of 178, 9 out of 99, and
     19 out of 39 mid-cap funds for the 1, 3, 5 and 10 year periods ended September 30, 1998, respectively.


Financial Highlights
(For a share outstanding throughout the year)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                        Year Ended September 30,
                                     ----------------------------------------------------------
                                     1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
                                     ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
NET ASSET VALUE, BEGINNING
 OF YEAR........................... $40.65   $33.34   $30.07   $26.71   $26.94   $24.53   $23.87   $17.39   $21.76   $18.58

   INCOME FROM INVESTMENT
    OPERATIONS:
   Net investment income...........    .13      .08      .10      .24      .21      .21      .23      .26      .36      .29
   Net gains (losses) on
    securities (realized and
    unrealized)....................   (.69)   10.47     5.84     5.22     1.23     3.24     1.07     6.70    (3.75)    3.31
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total from investment
       operations..................   (.56)   10.55     5.94     5.46     1.44     3.45     1.30     6.96    (3.39)    3.60
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   LESS DISTRIBUTIONS:
   Dividends (from net
    investment income).............  ( .08)    (.08)    (.18)    (.21)    (.20)    (.24)    (.24)    (.34)    (.31)    (.34)
   Distributions (from capital
    gains).........................  (5.23)   (3.16)   (2.49)   (1.89)   (1.47)    (.80)    (.40)    (.14)    (.67)    (.08)
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total distributions            (5.31)   (3.24)   (2.67)   (2.10)   (1.67)   (1.04)    (.64)    (.48)    (.98)    (.42)
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

NET ASSET VALUE, END
 OF YEAR........................... $34.78   $40.65   $33.34   $30.07   $26.71   $26.94   $24.53   $23.87   $17.39   $21.76
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

TOTAL RETURN....................... (1.66%)  34.94%   21.35%   22.39%    5.49%   14.19%    5.59%   40.91%  (16.14%)  19.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 year (millions)................... $960.0   $994.4   $774.8   $682.2   $624.7   $715.8   $646.5   $490.9   $336.5   $422.2
Ratio of expenses to average
 net assets........................   .59%     .61%     .62%     .66%     .67%     .67%     .66%     .70%     .71%     .74%
Ratio of net investment income
 to average net assets.............   .33%     .23%     .29%     .68%     .72%     .79%    1.01%    1.24%    1.78%    1.43%
Portfolio turnover rate............ 20.47%   30.21%   24.47%   19.63%   17.38%   27.32%   11.47%   12.46%   18.78%    8.22%



     The accompanying notes to financial statements
        are an integral part of these statements.
------------------------------------------------------------------------------
Top Ten Equity Holdings
September 30, 1998 (Unaudited)
------------------------------------------------------------------------------

                                                            Percentage of
                                                             Net Assets
                                                          ----------------
Health Management Associates, Inc. - Class A ..............     4.96%
Fiserv, Inc ...............................................     4.62%
Mutual Risk Management Ltd. ...............................     4.56%
Tootsie Roll Industries,Inc ...............................     3.58%
Patterson Dental Company ..................................     3.41%
Protective Life Corporation ...............................     3.34%
Elan Corporation plc.......................................     2.75%
Marshall & Ilsley Corporation .............................     2.63%
General Motors Corporation - Class H ......................     2.52%
Qwest Communications International Inc. ...................     2.49%
                                                               ------
Total of top ten holdings .................................    34.86%
                                                               ------
                                                               ------

Schedule of Investments
September 30, 1998
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   Shares or                                      Quoted
   Principal                                      Market
    Amount                                        Value
   ---------                                   ------------
                                               (Note 1 (a))
  COMMON STOCKS - 95.24%
            Banks and Finance - 9.03%
    653,483 Associated Banc-Corp                 20,543,872
    367,030 Fifth Third Bancorp                  21,104,225
     17,706 First National Bank
             of Anchorage (The)                  19,830,720
    527,900 Marshall & Ilsley Corporation        25,207,225
                                              -------------
                                                 86,686,042
                                              -------------
            Business Services - 10.70%
    540,000 Checkfree Holdings Corporation *      5,332,500
    240,000 ENVOY Corporation *                   5,250,000
    963,750 Fiserv, Inc. *                       44,392,735
    466,062 G&K Services, Inc. - Class A         21,846,656
    780,000 Select Appointments (Holdings)
             Public Limited Company              13,552,500
  1,121,600 Thermo Instrument Systems Inc.*      12,337,600
                                              -------------
                                                102,711,991
                                              -------------
            Consumer Products and Services - 3.74%
    313,850 Newell Co.                           14,456,716
    690,500 Thermedics Inc. *                     5,178,750
    453,700 ThermoTrex Corporation *              5,784,675
    351,200 Valspar Corporation (The)            10,514,050
                                              -------------
                                                 35,934,191
                                              -------------
            Food and Beverage - 3.58%
    973,906 Tootsie Roll Industries, Inc.        34,330,186
                                              -------------
            Health Care Products - 11.20%
    340,000 BioChem Pharma Inc. *                 6,247,500
    325,000 Biogen, Inc. *                       21,389,063
    822,200 DENTSPLY International Inc.          18,396,725
    366,200 Elan Corporation, plc *              26,389,288
    262,000 Forest Laboratories, Inc. *           9,006,250
    237,500 Sofamor Danek Group, Inc. *          21,137,500
     12,900 Thermo Cardiosystems Inc. *             206,400
    375,150 Trex Medical Corporation *            4,783,162
                                              -------------
                                                107,555,888
                                              -------------
            Health Care Services - 15.01%
    184,779 Cardinal Health, Inc.                19,078,432
    621,000 Emeritus Corporation * +              6,714,563
    752,750 HCR Manor Care, Inc. *               22,064,984
  2,562,183 Health Management Associates,
             Inc. - Class A *                    46,759,840
    884,400 Patterson Dental Company *           32,722,800
  1,033,750 Quorum Health Group, Inc. *          16,798,436
                                              -------------
                                                144,139,055
                                              -------------
            Industrial Products and Services - 7.59%
    565,000 Fastenal Company                     14,125,000
    939,750 General Cable Corporation            17,385,375
    760,000 Republic Services, Inc. *            14,820,000
    570,000 Superior Services, Inc. *            16,066,875
    547,300 Sybron International
             Corporation *                       10,467,113
                                              -------------
                                                 72,864,363
                                              -------------
            Insurance - 9.13%
    446,100 Liberty Financial
             Companies, Inc.                     11,765,887
  1,238,400 Mutual Risk Management Ltd.          43,808,400
    890,000 Protective Life Corporation          32,040,000
                                              -------------
                                                 87,614,287
                                              -------------
            Media, Communications
             and Entertainment - 11.36%
  1,338,400 Artesyn Technologies, Inc. *         23,087,400
    658,100 General Motors
             Corporation - Class H *             24,226,306
    325,000 International Speedway
             Corporation - Class A                9,729,688
    477,500 PanAmSat Corporation *               19,607,344
    222,000 Penske Motorsports, Inc. *            4,828,500
    763,795 Qwest Communications
             International Inc. *                23,916,331
    187,500 USA Networks, Inc. *                  3,644,531
                                              -------------
                                                109,040,100
                                              -------------
            Real Estate - 2.65%
    871,000 Corrections Corporation
             of America *                        11,812,937
    431,120 Meditrust Corp. Paired ctf.           7,355,985
    531,346 Ventas, Inc. *                        6,309,734
                                              -------------
                                                 25,478,656
                                              -------------
            Retail Trade - 7.84%
    735,000 AutoZone, Inc. *                     18,099,375
    389,948 CVS Corporation                      17,084,597
    237,800 Kohl's Corporation *                  9,274,200
  1,106,000 OfficeMax, Inc. *                    10,852,625
    550,000 O'Reilly Automotive, Inc. *          19,937,500
                                              -------------
                                                 75,248,297
                                              -------------
            Transportation - 3.41%
    508,000 Expeditors International of
             Washington, Inc.                    14,097,000
  1,128,892 Heartland Express, Inc. *            18,626,718
                                              -------------
                                                 32,723,718
                                              -------------
              TOTAL COMMON STOCKS
               (cost $574,016,847)              914,326,774
                                              -------------

  CONVERTIBLE BONDS - 0.75%
  $7,000,000 Emeritus Corporation, +
              6.25%, due January 1, 2006          5,162,500
   2,500,000 ThermoTrex Corporation,
              3.25%, due November 1, 2007         2,034,375
                                               ------------
               TOTAL CONVERTIBLE BONDS
                (cost $8,480,500)                 7,196,875
                                              -------------

  SHORT-TERM INVESTMENTS - 3.34%
             Commercial Paper - 2.94%
   4,500,000 Cox Enterprises, Inc.,
              5.68%, due October 2, 1998          4,499,290
   2,000,000 Quad/Graphics, Inc.,
              5.70%, due October 9, 1998          1,997,467
   3,645,000 Schreiber Foods, Inc.,
              5.65%, due October 14, 1998         3,637,563
   3,600,000 Marriott International, Inc.,
              5.72%, due October 15, 1998         3,591,992
   7,300,000 Boston Scientific Corporation,
              5.73%, due October 23, 1998         7,274,438
   2,300,000 Schreiber Foods, Inc.,
              5.70%, due October 27, 1998         2,290,532
   5,000,000 PanAmSat Corporation,
              5.69%, due November 9, 1998         4,969,179
                                              -------------
                                                 28,260,461
                                              -------------

             Variable Rate Demand Notes - 0.40%
     649,887 General Mills, Inc.,
              4.95%, due October 1, 1998            649,887
     463,000 Pitney Bowes Credit Corporation,
              4.95%, due October 1, 1998            463,000
     418,530 Sara Lee Corporation,
              4.94%, due October 1, 1998            418,530
   1,295,817 Warner-Lambert Company,
              4.96%, due October 1, 1998          1,295,817
     962,194 Wisconsin Electric Power Company
              4.96%, due October 1, 1998            962,194
                                              -------------
                                                  3,789,428
                                              -------------
               TOTAL SHORT-TERM INVESTMENTS
                (cost $31,912,130)               32,049,889
                                              -------------

               TOTAL INVESTMENTS
                (cost $614,409,477)             953,573,538
                                              -------------

             CASH AND RECEIVABLES,
              NET OF LIABILITIES - 0.67%          6,456,387
                                              -------------

               TOTAL NET ASSETS (Basis of
                percentages disclosed above)   $960,029,925
                                               ------------
                                               ------------



+ This company is affiliated with the Fund; that is, the Fund holds 5% or more of its outstanding voting securities. Such companies are defined in Section 2(a)(3) of the Investment
  Company Act of 1940.  (Note 5)
* Nondividend paying security.



     The accompanying notes to financial statements are an integral part of this schedule.


Statement of Assets and Liabilities
September 30, 1998
---------------------------------------------------------------------
---------------------------------------------------------------------
ASSETS:
   Investments in securities at market value (Note 1 (a)) --
   Nonaffiliated issuers (cost $599,549,730)-
    see accompanying schedule of investments..............        $941,696,475
   Affiliated issuers (cost $14,859,747)-
    see accompanying schedule of investments (Note 5).....          11,877,063
                                                                --------------
          Total investments...............................         953,573,538
                                                                --------------

   Receivables --
     Investment securities sold...........................          10,420,566
     Dividends and interest...............................             321,334
                                                                --------------
          Total Receivables...............................          10,741,900
                                                                --------------

          Total assets....................................         964,315,438
                                                                --------------

LIABILITIES:
   Payables --
     Investment securities purchased......................           3,651,536
     Management fee (Note 2)..............................             417,341
     Other payables and accrued expenses..................             216,636
                                                                --------------
          Total liabilities...............................           4,285,513
                                                                --------------
          Total net assets................................        $960,029,925
                                                                --------------
                                                                --------------

NET ASSETS CONSIST OF:
   Fund shares issued and outstanding.....................        $517,359,511
   Net unrealized appreciation on investments (Note 3)....         339,026,302
   Accumulated undistributed net realized
    gains on investments..................................         100,475,226
   Accumulated undistributed net investment income........           3,168,886
                                                                --------------
                                                                  $960,029,925
                                                                --------------
                                                                --------------

NET ASSET VALUE PER SHARE ($.01 par value, 200,000,000 shares authorized) offering price and redemption price
   ($960,029,925 ./. 27,606,085 shares outstanding).......              $34.78
                                                                        ------
                                                                        ------


     The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the Year Ended September 30, 1998
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

INCOME:
   Dividends --
     Nonaffiliated issuers.......................               $  7,593,916
     Affiliated issuers (Note 5).................                     24,797
   Interest --
     Nonaffiliated issuers.......................                  1,844,215
     Affiliated issuers (Note 5).................                    437,523
                                                                ------------
                                                                   9,900,451
                                                                ------------

EXPENSES:
   Management fee (Note 2)......................                   5,548,861
   Transfer agent fees..........................                     506,353
   Registration fees............................                      72,712
   Custodian fees...............................                      54,180
   Postage and mailing fees.....................                      45,844
   Legal fees...................................                      40,624
   Printing fees................................                      32,777
   Audit and tax consulting fees................                      20,825
   Telephone fees...............................                      19,642
   Directors' fees..............................                      13,500
   Insurance fees...............................                       8,264
   Other operating expenses.....................                       1,771
                                                                ------------
                                                                   6,365,353
                                                                ------------
                   Net investment income........                   3,535,098
                                                                ------------

NET REALIZED GAINS ON INVESTMENTS (Note 1 (b))
   Nonaffiliated issuers                                          96,263,122
   Affiliated issuers (Note 5)                                     4,214,421
                                                                ------------
                                                                 100,477,543
                                                                ------------

NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS          (122,367,451)
                                                                ------------
            Net gains (loss) on investments....                (21,889,908)
                                                                ------------
            Net increase (decrease) in net assets
                    resulting from operations..                 $(18,354,810)
                                                                ------------
                                                                ------------

     The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the Years Ended September 30, 1998 and 1997
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                               1998               1997
                                                                           ------------       ------------
OPERATIONS:
  Net investment income.................................................. $  3,535,098         $  1,971,980
  Net realized gains on investments......................................  100,477,543          134,967,832
  Net increase (decrease) in unrealized appreciation on investments...... (122,367,451)         122,983,697
                                                                          ------------         ------------
          Net increase (decrease) in net assets resulting from operations  (18,354,810)         259,923,509
                                                                          ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income
    ($0.0810 and $0.0779 per share, respectively)........................   (1,981,807)          (1,794,421)
  Distributions from net realized gains on investment transactions
    ($5.2282 and $3.1621 per share, respectively)........................ (127,849,595)         (72,841,242)
                                                                          ------------         ------------
          Total distributions............................................ (129,831,402)         (74,635,663)
                                                                          ------------         ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued (4,358,514 and 1,483,510
    shares, respectively)................................................  173,967,874           51,370,208
  Net asset value of shares issued in distributions from
    net investment income and net realized gains
     (3,389,898 and 2,289,431 shares, respectively)......................  120,442,883           69,507,135
  Cost of shares redeemed (4,605,308 and 2,545,256 shares, respectively). (180,575,245)         (86,539,799)
                                                                          ------------         ------------
           Increase in net assets derived from
           capital share transactions....................................  113,835,512           34,337,544
                                                                          ------------         ------------
           Total increase (decrease) in net assets.......................  (34,350,700)         219,625,390
                                                                          ------------         ------------

NET ASSETS, at the beginning of the year (including undistributed net
  investment income of $1,615,595 and $1,438,036, respectively)..........  994,380,625          774,755,235
                                                                          ------------         ------------

NET ASSETS, at the end of the year (including undistributed net
  investment income of $3,168,886 and $1,615,595, respectively).......... $960,029,925        $994,380,625
                                                                          ------------        ------------
                                                                          ------------        ------------


     The accompanying notes to financial statements are an integral part of these statements.


Notes to Financial Statements
September 30, 1998
---------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas II, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is capital appreciation in which income is a secondary consideration. To achieve its objective, the Fund invests in a diversified list of common stocks having growth potential. The following is a summary of the significant accounting policies of the Fund.

    (a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Most debt securities, excluding short-term investments, are valued at current evaluated bid price. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are generally recorded no later than the first business day after the trade date. Cost amounts, as reported on the schedule of investments and the statement of assets and liabilities, are the same for Federal income tax purposes.

    (b) Net realized gains and losses on common stocks and bonds were computed on the basis of specific certificates.

    (c) Provision has not been made for Federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    (d) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

    (e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on 1/16th of 1% (.75 of 1% on an annual basis) of the average net asset value up to and including $50 million, 1/20th of 1% (.60 of 1% on an annual basis) of the average net asset value over $50 million up to and including $100 million and 1/24th of 1% (.50 of 1% on an annual basis) of the average net asset value in excess of $100 million. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. This advisory agreement is subject to an annual review by the Directors of the Fund.

(3) Net Unrealized Appreciation --
    Aggregate gross unrealized appreciation (depreciation) as of September 30, 1998, based on investment cost for Federal tax purposes is as follows:

      Aggregate gross unrealized appreciation on investments....$428,991,488
      Aggregate gross unrealized depreciation on investments.... (89,965,186)
                                                                ------------
           Net unrealized appreciation .........................$339,026,302
                                                                ------------
                                                                ------------

(4) Investment Transactions --
    For the year ended September 30, 1998, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $210,812,739 and $239,569,323, respectively.

Notes to Financial Statements (Continued)
September 30, 1998
-------------------------------------------------------------------------------


Notes to Financial Statements (Continued)
(5) Transactions with Affiliates --
    Following is an analysis of fiscal 1998 transactions with "affiliated companies" as defined by the Investment Company Act of 1940:


                                                                                                        Amount of
                                                       Share Activity                    Amount of     Capital Gain
                                          --------------------------------------------   Dividends       Realized
                                                                                         Credited        on Sale
                                                                                         to Income      of Shares
                                            Balance                            Balance   in Fiscal      in Fiscal
    Security Name                           9/30/97   Purchases     Sales      9/30/98      1998          1998
    -------------                           -------   ---------     -----      -------   ---------    ------------
    Emeritus Corporation (a)............    621,000      ---          --       621,000   $   --       $    ---
    Litchfield Financail Corporation (b)    413,287      ---        413,287       --       24,797        4,214,421
                                                                                         ---------    ------------
                                                                                           24,797        4,214,421
                                                                                         ---------    -------------

    (a) In addition to the common stock, the Fund holds 7,000,000 principal
        (par) value of an Emeritus Corporation convertible debenture at fiscal year end. For fiscal 1998, the Fund earned $437,523 in interest on this bond.
    (b) As of September 30, 1998 the Fund is no longer affiliated with this company.


------------------------------------------------------------------------------
Historical Record (Unaudited)
------------------------------------------------------------------------------

                                              Net Investment                        Dollar         Growth of
                                  Net            Income         Capital Gain       Weighted        An Initial
                               Asset Value    Distributions     Distributions    Price/Earnings     $10,000
                                Per Share       Per Share         Per Share         Ratio**        Investment***
                               -----------    --------------    -------------    --------------    ----------
October 17, 1983*............    $10.00         $  --              $  --               --           $ 10,000
September 30, 1986...........     16.90          0.1630            0.0610          15.0 times         17,581
September 30, 1987...........     21.01          0.4200            0.5130          20.9               23,108
September 30, 1988...........     18.58          0.3380            1.3030          15.0               22,766
September 30, 1989...........     21.76          0.3350            0.0800          17.1               27,291
September 30, 1990...........     17.39          0.3124            0.6686          14.8               22,888
September 30, 1991...........     23.87          0.3422            0.1434          17.8               32,250
September 30, 1992...........     24.53          0.2447            0.4042          17.3               34,052
September 30, 1993...........     26.94          0.2350            0.8000          18.1               38,885
September 30, 1994...........     26.71          0.2000            1.4700          18.5               41,020
September 30, 1995...........     30.07          0.2056            1.8944          20.8               50,205
September 30, 1996...........     33.34          0.1750            2.4979          28.9               60,922
September 30, 1997...........     40.65          0.0779            3.1621          31.4               82,206
September 30, 1998...........     34.78          0.0810(a)         5.2282(a)       28.6               80,845

  *Date of Initial Public Offering.                           (a) Paid December 31, 1997 to shareholders of
 **Based on latest 12 months accomplished earnings.               record December 24, 1997.
***Assuming reinvestment of all distributions.


Range in quarter end price/earnings ratios
         High                          Low
------------------------     -------------------------
3/31/98             32.9     9/30/85              11.7

Report of Independent Public Accountants
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To the Shareholders and Board of Directors of Nicholas II, Inc.:

     We have audited the accompanying statement of assets and liabilities of NICHOLAS II, INC. (the "Fund") (a Maryland corporation), including the schedule of investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas II, Inc. as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

                                       ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin,
October 23, 1998



AUTOMATIC INVESTMENT PLAN - AN UPDATE (UNAUDITED)

The Nicholas Family of Funds' Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve.
Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods (5-10 years or more) so that investments are made through several market cycles. The table will be updated and appear in future financial reports issued by the Nicholas Family of Funds.


                                                                         Nicholas II
                                                                    _____________________
     $1,000 initial investment on.................................   10-17-83*    9-30-88
     Number of years investing $100.00 on the last day of each
          month following the date of initial investment..........       15.0          10
     Total cash invested..........................................    $19,000     $13,000
     Total dividends and capital gains distributions reinvested...    $24,604     $ 9,349
     Total full shares owned 9/30/98..............................      1,868         835
     Total market value on 9/30/98................................    $64,981     $29,048


The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor). Total market value includes reinvestment of all distributions.

* Date of initial public offering.
Dividend Distribution Schedule

                   NICHOLAS FAMILY OF FUNDS DECEMBER DISTRIBUTION SCHEDULE
                   -------------------------------------------------------
FUND               RECORD DATE          EX-DIVIDEND DATE          PAYMENT DATE
----               -----------          ----------------          ------------
NICHOLAS II         12/22/98               12/23/98                 12/31/98
NICHOLAS FUND       12/28/98               12/29/98                 12/31/98
NICHOLAS LIMITED
EDITION             12/29/98               12/30/98                 12/31/98
NICHOLAS EQUITY
INCOME              12/29/98               12/30/98                 12/31/98
NICHOLAS INCOME     12/29/98               12/30/98                 12/31/98


                        Officers and Directors

                          ALBERT O. NICHOLAS
                        President and Director

                           ROBERT H. BOCK
                              Director

                          MELVIN L. SCHULTZ
                              Director

                           RICHARD SEAMAN
                              Director

                          DAVID L. JOHNSON
                      Executive Vice President

                          THOMAS J. SAEGER
               Executive Vice President and Secretary

                          DAVID O. NICHOLAS
                        Senior Vice President

                          LYNN S. NICHOLAS
                        Senior Vice President

                           JEFFREY T. MAY
                Senior Vice President and Treasurer

                          CANDACE L. LESAK
                           Vice President

                           MARK J. GIESE
                           Vice President

                          KATHLEEN A. EVANS
                      Assistant Vice President

                          TRACY C. EBERLEIN
                      Assistant Vice President

                         Investment Adviser
                        NICHOLAS COMPANY, INC.
                        Milwaukee, Wisconsin
                    414-272-6133 or 800-227-5987

                          Transfer Agent
                 FIRSTAR MUTUAL FUND SERVICES, LLC
                       Milwaukee, Wisconsin
                   414-276-0535 or 800-544-6547

                            Custodian
                   FIRSTAR BANK MILWAUKEE, N.A.
                      Milwaukee, Wisconsin
                   414-276-0535 or 800-544-6547

                              Counsel
                   MICHAEL, BEST & FRIEDRICH LLP
                       Milwaukee, Wisconsin

                              Auditors
                        ARTHUR ANDERSEN LLP
                        Milwaukee, Wisconsin

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    This report is submitted for the information of shareholders of the Fund. It is not authorized for distribuyion to prospective investors unless preceded or accompanied by an effective prospectus.

700 North Water Street
Milwaukee, Wisconisn  53202
www.nicholasfunds.com